Share-Based Compensation	12 Months Ended
Sep. 30, 2025
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation	Share-Based Compensation
The Company’s stockholders approved the AmerisourceBergen Corporation 2022 Omnibus Incentive Plan (the “2022 Plan”). As of September 30, 2025, there were 17.9 million shares available to be granted for employee and non-employee director stock restricted stock units, performance stock units, and stock options under the 2022 Plan.
Restricted Stock Units
The majority of restricted stock units granted vest ratably over a three-year period. The estimated fair value of restricted stock units under the Company’s restricted stock unit plan is determined by the product of the number of shares granted and the closing grant date market price of the Company’s common stock. The estimated fair value of restricted stock units is expensed on a straight-line basis over the requisite service period, net of estimated forfeitures. During fiscal 2025, 2024, and 2023, the Company recognized restricted stock unit expense of $108.7 million, $98.9 million, and $84.3 million, respectively.
A summary of the status of the Company’s nonvested restricted stock units as of September 30, 2025 and changes during fiscal 2025 are presented below:

(in thousands, except grant date fair value)	Restricted Stock Units	Weighted Average Grant Date Fair Value
Nonvested as of September 30, 2024	1,208	$173
Granted	522	$242
Vested	(588)	$159
Forfeited	(64)	$206
Nonvested as of September 30, 2025	1,078	$213
During fiscal 2025, 2024, and 2023, the total fair values of restricted stock units vested were $93.6 million, $83.2 million, and $103.0 million, respectively. Expected future compensation expense relating to the 1.1 million restricted stock units outstanding as of September 30, 2025 is $89.4 million, which will be recognized over a weighted average period of 1.4 years.
Performance Stock Units
Performance stock units are granted to certain executive employees under the Plan and represent common stock potentially issuable in the future. Performance stock units vest at the end of a three-year performance period based upon achievement of specific performance goals. Based upon the extent to which the targets are achieved, vested shares may range from 0% to 230% of the target award amount. The fair value of performance stock units is determined by the grant date market price of the Company’s common stock. Compensation expense associated with nonvested performance stock units is recognized over the requisite service period and is dependent on the Company’s periodic assessment of the probability of the targets being achieved and its estimate of the number of shares that will ultimately be issued. During fiscal 2025, 2024, and 2023, the Company recognized performance stock expense of $38.9 million, $48.7 million, and $40.4 million, respectively.
A summary of the status of the Company’s nonvested performance stock units as of September 30, 2025 and changes during fiscal 2025 is presented below (based upon target award amounts).

(in thousands, except grant date fair value)	Performance Stock Units	Weighted Average Grant Date Fair Value
Nonvested as of September 30, 2024	248	$178
Granted	125	$243
Vested	(120)	$158
Forfeited	(7)	$211
Nonvested as of September 30, 2025	246	$220
Shares that vested over the three-year performance period ended September 30, 2025 were distributed to employees in November 2025.
Stock Options
The Company has not granted any stock options since fiscal 2020.
In fiscal 2025, employees exercised 387 thousand stock options at a weighted average exercise price of $87 per stock option. There were 147 thousand stock options outstanding as of September 30, 2025, all of which are exercisable, with a weighted average exercise price of $87 per option. The weighted average remaining contractual term for outstanding stock options was one year as of September 30, 2025.